Exhibit 10.1

ASSIGNMENT AND AMENDMENT OF
NOTE CONVERSION AGREEMENT

This Assignment and Amendment of Note Conversion Agreement (the “Assignment Agreement”), dated as of the 11th day of February, 2014, is made and entered into by and among BioLife Solutions, Inc., a Delaware corporation (the “Company”), Walter Villiger (the “Investor”), and WAVI Holding AG (the “Assignee”).

WHEREAS, on January 11, 2008, the Company issued to the Investor a promissory note in the original principal amount of $2,500,000, which was subsequently amended October 20, 2008, December 16, 2009, November 16, 2010, August 10, 2011, and May 30, 2012 (the “Note”), in connection with that certain Secured Multi-Draw Term Loan Facility Agreement dated as of January 11, 2008, by and among the Company, the Investor, and Thomas Girschweiler, which was subsequently amended October 20, 2008, December 16, 2009, November 16, 2010, August 10, 2011, and May 30, 2012 (the “Facility Agreement”); and

WHEREAS, the Note is due and payable, together with accrued interest, on the earlier of (i) January 11, 2016 (the “Maturity Date”), or (ii) an Event of Default (as defined in the Note); and

WHEREAS, the obligations of the Company under the Note and the Facility Agreement are secured by that certain Security Agreement dated as of January 11, 2008, by and among the Company, the Investor, and Thomas Girschweiler (the “Security Agreement”); and

WHEREAS, in order to enhance the Company’s ability to obtain a listing on the NASDAQ Capital Market, the Company and the Investor entered into that certain Note Conversion Agreement, dated as of the 16th day of December, 2013 (the “Note Conversion Agreement”), in order to convert the outstanding indebtedness evidenced by the Note into securities of the Company (the “Conversion”), which Conversion is to be effected on substantially similar terms and in connection with the Company’s next offer and sale of its equity for cash (a “Qualified Financing”), provided that a Qualified Financing shall not include any issuance of securities of the Company pursuant to compensatory arrangements;

WHEREAS, the Investor intends to transfer all rights and obligations of the Investor under the Note, the Facility Agreement, the Security Agreement, the Note Conversion Agreement, and all documents, agreements and instruments related to the foregoing (collectively, the “Note Documents”) to the Assignee.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the sufficiency of which are hereby acknowledged and intending to be legally bound hereby the parties agree as follows:

1. Definitions. All terms not defined herein shall have the meaning as set forth in the Note Conversion Agreement.

2. Assignment and Assumption.  The Investor hereby assigns all rights and obligations of the Investor under the Note Documents to the Assignee.  Assignee hereby accepts such assignment of the rights and obligations of the Investor under the Note Documents and assumes and agrees to perform all such obligations thereunder.

3. Effect of Assignment.  From and after the date hereof, all references to the Investor in the Note Documents, including all exhibits thereto, shall hereafter be deemed to refer to the Assignee, except where the context requires that such reference remain to the Investor.

4. Representations, Warranties and Covenants of the Investor. The Investor hereby represents, warrants and covenants to the Company and the Assignee, as of the date hereof and as of the Closing Date as follows:

(a) Organization; Authority. The Investor is an individual, with full right, power and authority to enter into and to consummate the transactions contemplated by this Assignment Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Assignment Agreement and performance by the Investor of the transactions contemplated by the Assignment Agreement has been duly authorized by all necessary corporate or similar action on the part of the Investor. The Assignment Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Ownership. The Assignee is, and at all times during the term of the Note Documents shall remain, wholly owned and controlled by the Investor.

(c) Security Interests. The Investor shall complete all actions necessary to cause the transfer of all security interests associated with or related to the Note Documents to be properly recorded with any and all recording offices as the Assignee shall reasonably request in order to effectuate the purposes of this Assignment Agreement and maintain proper perfection of the security interests.

(d) Allonge Endorsement. The Investor shall execute the allonge endorsement in the form attached hereto as Exhibit A, which executed allonge endorsement shall be affixed to the original Note.

5. Representations, Warranties and Covenants of the Assignee. The Assignee hereby represents, warrants and covenants to the Company and the Investor, as of the date hereof and as of the Closing Date as follows:

(a) Organization; Authority. The Assignee is a corporate entity, duly incorporated or formed and validly existing, with full right, power and authority to enter into and to consummate the transactions contemplated by this Assignment Agreement and the Note Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Assignment Agreement and performance by the Assignee of the transactions contemplated by the Assignment Agreement and the Note Documents has been duly authorized by all necessary corporate or similar action on the part of the Assignee. The Assignment Agreement has been duly executed by the Assignee, and when this Assignment Agreement is delivered by the Assignee in accordance with the terms hereof, this Assignment Agreement and the Note Documents will constitute the valid and legally binding obligation of the Assignee, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Own Account. The Assignee understands that the Conversion Securities, and any securities underlying the Conversion Securities, will be “restricted securities” and have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law.  The Assignee is converting the Note into the Conversion Securities as principal for its own account and not with a view to or for distributing or reselling such Conversion Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Conversion Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Conversion Securities (this representation and warranty not limiting the Assignee’s right to sell Conversion Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Assignee is acquiring the Conversion Securities hereunder in the ordinary course of its business.

(c) Accredited Investor. The Assignee is as of the date hereof, and on the Closing Date it will be an “accredited investor”, as defined in Rule 501(a) of Regulation D under the Securities Act, by virtue of being a wholly-owned subsidiary of the Investor.

(d) Non-U.S. Investor. At the time the Investor was offered the Conversion Securities and at the time of the execution and delivery of this Assignment Agreement, it was not, and as of the date hereof it is not, and on the Closing Date it will not be, a “U.S. Person” (as that term is defined in Rule 902(k) of Regulation S under the Securities Act) or in the United States, nor will it be acquiring the Conversion Securities for the account or benefit of a U.S. Person or a person in the United States.

(e) Restrictions of Resale. The Assignee agrees to resell the Conversion Securities, and any underlying securities, only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  In addition, the Assignee agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.  The Company will not register any transfer of securities unless made in accordance with the foregoing restrictions.

(f) Legend. The Assignee understands and acknowledges that upon the original issuance of Conversion Securities, and until no longer required under the U.S. Securities Act or applicable state securities laws, the certificates representing the Conversion Securities and any securities underlying the Conversion Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(g) Restrictions on Conversion Warrant Exercises. The Assignee understands that any Conversion Warrants issued in connection with the Conversion Securities may not be exercised by a U.S. Person, a person in the United States or by or on behalf of a person in the United States unless an exemption is available from the registration requirements of the Securities Act and any applicable state securities laws, and the holder furnishes to the Company a legal opinion reasonably satisfactory to the Company to such effect.

(h) Experience of the Investor. The Assignee, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective conversion of the Note into Conversion Securities, and has so evaluated the merits and risks of such investment. The Assignee is able to bear the economic risk of an investment in the Conversion Securities and, at the present time, is able to afford a complete loss of such investment.

6. Conditions to the Assignee’s Conversion Obligation. The obligation of the Company hereunder to consummate the Conversion at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions may be waived by the Company at any time in its sole discretion by providing prior written notice thereof:

(a) Representations and Warranties. The representations, warranties and covenants of the Investor and the Assignee set forth in Section 4 and in Section 5 of this Assignment Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date.

(b) Performance. The Assignee shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Assignment Agreement and the Note Conversion Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:
BioLife Solutions, Inc.
3303 Monte Villa Parkway, Suite 310
Bothell, Washington 98021
Attn:  Daphne Taylor
Phone:  425.402.1400
Facsimile:  425.402.1433

with a copy to:
Dorsey & Whitney LLP
701 5th Avenue, Suite 6100
Seattle, Washington 98104
Attn:  Christopher Doerksen
Phone:  206.903.8856
Facsimile:  206.260.9072

if to the Investor, to:
Walter Villiger
Paradiesstrasse 25
CH-6845
Jona, Switzerland
Phone:  [ ]

if to the Assignee, to:
WAVI Holding AG
Paradiesstrasse 25
CH-6845
Jona, Switzerland

8. Legal Fees and Expenses. Each party shall pay its own fees and expenses in connection with this Assignment Agreement and the transactions contemplated hereby.

9. Amendments; Existing Terms. This Assignment Agreement shall not be modified, amended or terminated without the written consent of all of the parties hereto. Except as amended herein, the Note Documents remain in full force and effect.

10. Further Assurances. Each of the parties hereto shall use its reasonable best efforts to do all things necessary and advisable to make effective the transaction contemplated hereby and shall cooperate and take such action as may be reasonably requested by the other party in order in carry out fully the provisions and purposes of this Assignment Agreement and the transactions contemplated thereby.

11. Counterparts. This Assignment Agreement may be executed in one or more counterparts (including by facsimile) each of which shall be deemed to be an original, or which together shall constitute one in the same instrument

12. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to principles of conflicts of law.

 [signature page follows]

IN WITNESS WHEREOF, this Assignment Agreement has been executed as of the date first written above.

BIOLIFE SOLUTIONS, INC.

By:	/s/ Daphne Taylor
Name: Daphne Taylor
Title: Chief Financial Officer

INVESTOR

By:	/s/ Walter Villiger
Name: Walter Villiger

WAVI HOLDING AG

By:	/s/ Walter Villiger
Name: Walter Villiger
Title: Chairman

IN WITNESS WHEREOF, this Assignment Agreement has been acknowledged as of the date first written above.

THOMAS GIRSCHWEILER

By:	/s/ Thomas Girschweiler
Name: Thomas Girschweiler

TAURUS4757 GMBH

By:	/s/ Thomas Girschweiler
Name: Thomas Girschweiler
Title: Managing Partner

ALLONGE ENDORSEMENT

The undersigned executes the following endorsement with the same intent and purpose as if written and signed on the back of that certain Secured Multi-Draw Term Loan Note dated January 11, 2008, in the original principal amount of $2,500,000.00, issued by BIOLIFE SOLUTIONS, INC., a Delaware corporation, to WALTER VILLIGER, as such note has been amended or modified on October 20, 2008, December 16, 2009, November 16, 2010, August 10, 2011, May 30, 2012, and at any other time prior to the date hereof, and hereby authorizes the attachment hereof to the above-described promissory note, so as to become so firmly affixed thereto that it is to become a part thereof.

Pay to the order of                                WAVI HOLDING AG, a Swiss Company.

Executed as of the 11th day of February, 2014.

 /s/ Walter Villiger
Walter Villiger